UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 28, 2008
                                                 -------------------------------


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                           0-22444                       25-1710500
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 (State or other                 (Commission File Number)          (IRS Employer
 jurisdiction of incorporation)                              Identification No.)


 9001 Perry Highway, Pittsburgh, Pennsylvania                              15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure  of  Directors  or  Certain   Officers;  Election of
                  --------------------------------------------------------------
                  Directors;   Appointment  of  Certain  Officers;  Compensatory
                  --------------------------------------------------------------
                  Arrangements of Certain Officers.
                  ---------------------------------

         (a)-(d) Not applicable.

         (e) At the Annual Meeting of Stockholders on October 28, 2008, the stockholders of WVS Financial Corp. (the "Company") approved the WVS Financial Corp. 2008 Stock Incentive Plan (the "Plan"). The Plan provides for the issuance of up to 152,000 shares of common stock of the Company pursuant to the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options, stock appreciation rights and share awards of restricted stock (collectively "Awards"). Awards will be available for grant to officers, key employees and non-employee directors of the Company and any subsidiaries.

         The description of the Plan is qualified by reference to the Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

         (f)      Not applicable.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable

         (d)      The following exhibits are included with this Report:


         Exhibit No.       Description
         -----------       -----------

         10.1              WVS Financial Corp. 2008 Stock Incentive Plan(1)

------
(1) Incorporated by reference to the definitive proxy statement filed by WVS Financial Corp. with the Commission on September 26, 2008 for the Annual Meeting of Stockholders held on October 28, 2008.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WVS FINANCIAL CORP.


                                    By:    /s/ David J. Bursic
                                           -------------------------------------
                                    Name:  David J. Bursic
                                    Title: President and Chief Executive Officer


Date:  October 29, 2008






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